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                                                         EXHIBIT 23





                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-49669) of Hillenbrand Industries, Inc. of our report dated January 11, 1999 appearing on page 22 of this Form 10-K.




PricewaterhouseCoopers LLP
Indianapolis, Indiana
February 23, 1999